Exhibit 99.2

Celanese Corporation 2011 Investor Day May 10, 2011

Agenda 8:30 am Introduction/Agenda Mark Oberle, Senior Vice President, Corporate Affairs 8:35 am CEO David Weidman, Chairman & Chief Executive Officer 9:00 am COO Doug Madden, Chief Operating Officer 9:30 am Advanced Engineered Materials Michael Stubblefield, General Manager, Ticona 9:45 am Consumer Specialties Todd Elliott, General Manager, Celanese Acetate 10:00 am Break 10:15 am Industrial Specialties Mark Murray, General Manager, EVA Performance Polymers 10:30 am Acetyl Intermediates John Fotheringham, General Manager, Acetyl Intermediates 10:45 am Advanced Fuel Technologies Steven Sterin, Senior Vice President and Chief Financial Officer 11:00 am CFO Steven Sterin 11:15 am Closing Comments and Q&A David Weidman

Forward-Looking Statements Reconciliation and Use of Non-US GAAP Measures to US GAAP

Forward-Looking Statements This presentation and remarks made as part of this presentation contain "forward-looking statements," which include information concerning the company's plans, objectives, goals, strategies, future revenues or performance, capital expenditures, financing needs and other information that is not historical information. When used in this presentation and related remarks, the words "outlook," "forecast," "estimates," "expects," "anticipates," "projects," "plans," "intends," "believes," "may," "can," "could," "might," "will" and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the company will realize these expectations or that these beliefs will prove correct. There are a number of risks and uncertainties that could cause actual results to differ materially from the results expressed or implied in the forward-looking statements contained in this presentation and related remarks. These risks and uncertainties include, among other things: changes in general economic, business, political and regulatory conditions in the countries or regions in which we operate; the length and depth of product and industry business cycles, particularly in the automotive, electrical, textiles, electronics and construction industries; changes in the price and availability of raw materials, particularly changes in the demand for, supply of, and market prices of ethylene, methanol, natural gas, wood pulp and fuel oil and the prices for electricity and other energy sources; the ability to pass increases in raw material prices on to customers or otherwise improve margins through price increases; the ability to maintain plant utilization rates and to implement planned capacity additions and expansions; the ability to improve productivity by implementing technological improvements to existing plants; increased price competition and the introduction of competing products by other companies; market acceptance of our technology; the ability to obtain governmental approvals and to construct facilities on terms and schedules acceptable to the company; changes in the degree of intellectual property and other legal protection afforded to our products and processes; compliance and other costs and potential disruption or interruption of production due to accidents or other unforeseen events or delays in construction or operation of facilities, including as a result of geopolitical conditions, including the occurrence of acts of war or terrorist incidents, or as a result of weather or natural disasters; potential liability for remedial actions and increased costs under existing or future environmental regulations, including those relating to climate change; potential liability resulting from pending or future litigation, or from changes in the laws, regulations or policies of governments or other governmental activities in the countries in which we operate; changes in currency exchange rates and interest rates; our level of indebtedness, which could diminish our ability to raise additional capital to fund operations or limit our ability to react to changes in the economy or the chemicals industry; and various other factors discussed from time to time in the company's filings with the Securities and Exchange Commission. In addition to the risks and uncertainties identified above, the following risks and uncertainties, among others, could cause the company's actual results regarding its initiatives involving the use of advanced technology for the production of ethanol for chemical applications and other uses to differ materially from the results expressed or implied in these materials: the impact of technological developments and competition; our ability to obtain licenses of, or other access to, alternative ethanol production processes on attractive terms; unanticipated operational or commercialization difficulties, including failure of facilities or processes to operate in accordance with specifications or expectations; the cost and availability of capital necessary to fund plant construction and expansion; the unavailability of required materials and equipment; changes in the price and availability of commodities and supplies; the ability to achieve the anticipated cost structure; the growth in demand for products produced from our technology in certain industries or geographic regions; the adoption of new or different industry or regulatory standards; and the ability of third parties, including our commercial partners or suppliers, to comply with their commitments to us. Forward-looking statements speak only as of the date on which they are made, and the company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. Results Unaudited The results in this presentation, together with the adjustments made to present the results on a comparable basis, have not been audited and are based on internal financial data furnished to management. Quarterly and full fiscal year results should not be taken as an indication of the results of operations to be reported for any subsequent period or for the full fiscal year.

Non-US GAAP Financial Information Use and Reconciliation of Non-US GAAP Financial Information This presentation includes references to the following performance measures: operating EBITDA and operating EBITDA margin, business operating EBITDA and business operating EBITDA margin, affiliate EBITDA and proportional affiliate EBITDA, adjusted earnings per share, net debt and adjusted free cash flow as non-US GAAP measures. These measurements are not recognized in accordance with US GAAP and should not be viewed as an alternative to US GAAP measures of performance. The most directly comparable financial measure presented in accordance with US GAAP in our consolidated financial statements for operating EBITDA is net income; for business operating EBITDA is operating profit; for affiliate EBITDA and proportional affiliate EBITDA is affiliate operating profit; for adjusted earnings per share is earnings per common share-diluted; for net debt is total debt; and for adjusted free cash flow is cash flow from operations. Reconciliations of these non-US GAAP financial measures are included in the Appendix. Definitions and Purposes of Non-US GAAP Financial Information Operating EBITDA is defined by the company as net earnings less interest income plus loss (earnings) from discontinued operations, interest and refinancing expense, taxes, and depreciation and amortization, and further adjusted for Other Charges and Other Adjustments as described in the Appendix. We present operating EBITDA because we consider it an important supplemental measure of our operations and financial performance. We believe that operating EBITDA is more reflective of our operations as it provides transparency to investors and enhances period-to-period comparability of our operations and financial performance. Operating EBITDA is one of the measures management uses for its planning and budgeting process to monitor and evaluate financial and operating results and for the company's incentive compensation plans. Operating EBITDA should not be considered as an alternative to net income determined in accordance with US GAAP. We may provide guidance on operating EBITDA and are unable to reconcile forecasted operating EBITDA to a US GAAP financial measure because a forecast of Other Charges and Other Adjustments is not practical. Operating EBITDA margin is defined by the company as net sales divided by operating EBITDA. Business operating EBITDA is defined by the company as operating profit plus Other Charges and Other Adjustments as described in the Appendix plus depreciation and amortization. It is also equal to operating EBITDA less equity earnings, cost investment dividends and other income (expense). This supplemental performance measure reflects the operating results of the company's operations without regard to the financial impact of its equity and cost investments. Business operating EBITDA margin is defined by the company as net sales divided by business operating EBITDA. Affiliate EBITDA is defined by the company as operating profit plus the depreciation and amortization of its equity affiliates. Proportional affiliate EBITDA is defined by the company as the proportional operating profit plus the proportional depreciation and amortization of its equity investments attributable to the company's ownership percentage. The company believes that investors should consider proportional affiliate EBITDA as an additional measure of operating results. The operating EBITDA of Celanese and Affiliates is equal to our operating EBITDA plus the estimated proportional affiliate EBITDA. Adjusted earnings per share is defined by the company as net earnings (loss) available to common shareholders plus preferred dividends, less actual taxes (but applying an adjusted effective tax rate), plus Other Charges and Other Adjustments and refinancing expense as described in the Appendix, and divided by the number of basic common shares, diluted preferred shares, and options valued using the treasury method. We may provide guidance on adjusted earnings per share and are unable to reconcile forecasted adjusted earnings per share to a US GAAP financial measure without unreasonable effort because a forecast of Other Charges and Other Adjustments is not practical. We believe that the presentation of this non-US GAAP measure provides useful information to management and investors regarding various financial and business trends relating to our financial condition and results of operations, and that when US GAAP information is viewed in conjunction with non-US GAAP information, investors are provided with a more meaningful understanding of our ongoing operating performance. Note: The tax rate used for adjusted earnings per share approximates the midpoint in a range of forecasted tax rates for the year, excluding changes in uncertain tax positions, discrete items and other material items adjusted out of our US GAAP earnings for adjusted earnings per share purposes, and changes in management's assessments regarding the ability to realize deferred tax assets. The adjusted tax rate is an estimate and may differ significantly from the tax rate used for US GAAP reporting in any given reporting period. It is not practical to reconcile our prospective adjusted tax rate to the actual US GAAP tax rate in any future period. Net debt is defined by the company as total debt less cash and cash equivalents. We believe that the presentation of this non-US GAAP measure provides useful information to management and investors regarding changes to the company's capital structure. Our management and credit analysts use net debt to evaluate the company's capital structure and assess credit quality. Proportional net debt is defined as our proportionate share of our affiliates' net debt. Adjusted free cash flow (free cash flow before strategic investments) is defined by the company as cash flow from operations less capital expenditures, plus capital expenditures on growth and productivity projects and severance costs, less changes in working capital.

Investor Day Introduction Dave Weidman Chairman and Chief Executive Officer

Celanese technology-focused portfolio building on a track record of execution and value creation Celanese* ($ in millions) 2010 Revenue: $5,918 2010 Operating EBITDA: $1,122 Revenue: $1,089 Operating EBITDA: $371 Revenue: $1,109 Operating EBITDA: $363 Revenue: $1,036 Operating EBITDA: $111 Revenue: $2,682 Operating EBITDA: $411 Consumer Specialties Advanced Engineered Materials Industrial Specialties Acetyl Intermediates * Celanese total includes Other Activities' revenue and operating EBITDA of $2 million and ($134) million, respectively; $409 million of inter-segment sales are excluded

Celanese and Strategic Affiliates ($ in millions) 2010 Revenue: $7,129 2010 Operating EBITDA: $1,228 Revenue: $1,356 Operating EBITDA: $371 Revenue: $2,053 Operating EBITDA: $469 includes Proportional Affiliate EBITDA Revenue: $1,036 Operating EBITDA: $111 Revenue: $2,682 Operating EBITDA: $411 Consumer Specialties Advanced Engineered Materials Industrial Specialties Acetyl Intermediates Note: See Reg G reconciliation in appendix Celanese technology-focused portfolio building on a track record of execution and value creation

Path to Premier A track record of delivery for shareholders * Celanese management estimates, based on unaudited similar information of predecessor company Source: Calculated based on Celanese's December, 31, 2010 results $2.0B $9.0B Enterprise Value Significant value creation by execution of growth levers ~$0.4B ~$1.1B Productivity Innovation Geographic Growth Portfolio Enhancements Celanese Operating EBITDA

1st Quartile Since IPO (January 21, 2005) 5 years 4 years 3 years 2 years 1 year 2005 2006 2007 2008 2009 2010 2011 YTD 1st Quartile 1st Quartile 3rd Quartile 1st Quartile 1st Quartile 2nd Quartile Celanese has delivered top quartile performance since the IPO History of value creation for shareholders CE Performance vs. DJ US Chemical Index* * Total shareholder return vs. the Dow Jones US Chemical Index from Thomson First Call January 21, 2005 until April 29, 2011

2009 2013E $857 $1,600-$1,800 2009: Established long-term earnings objectives Productivity Innovation Geographic Growth Portfolio Enhancements Operating EBITDA ($ in millions)

10-15% sustained earnings growth Relatively higher margins Modest earnings volatility High capital return Strategic Results Geographic Growth Innovation Productivity Portfolio Enhancements Strategic Levers 2010: Introduced Celanese's strategic pillars to create sustainable value Clear, sustainable competitive advantages Ability to generate long-term earnings growth Becoming a Premier Technology and Specialty Materials company Business Focus

Modest earnings volatility Relatively higher margins 10-15% sustained earnings growth High capital return 2010: Established Technology and Specialty Materials criteria Operating EBITDA ($ in millions) 2009 2013E $857 $1,600-$1,800 2010 $1,122

Modest earnings volatility Relatively higher margins High capital return 2011: Defined additional growth platforms based on breakthrough technology 2009 2013E $857 >$1,700 2010 $1,122 2011E Operating EBITDA ($ in millions) + ~$200 Increasing 2013 earnings objective 10-15% sustained earnings growth

Fuel Ethanol Industrial Ethanol Modest earnings volatility Relatively higher margins 10-15% sustained earnings growth High capital return 2011: Defined additional growth platforms based on breakthrough technology 2009 2013E 2010 2011E $1.75 $3.37 >$6.00 Adjusted Earnings Per Share Increasing 2013 earnings objective + ~$0.85

Value equation for Celanese Modest earnings volatility Relatively higher margins 10-15% sustained earnings growth High capital return Translating higher-than-GDP top-line growth to sustained earnings growth Productivity Innovation Geographic Growth Portfolio Enhancements Earnings Growth of Current Businesses Accelerated Revenue Growth 100 to 200bps faster than global GDP High Operating Leverage Leading technologies Culture of productivity Target: Target: 30%+ margin on incremental revenue Geographic position Innovation applications

Sustained top line growth greater than GDP Celanese Position (2010) Share of Global GDP (2010) Expected GDP Growth (2011-2016) Global footprint accelerates revenue growth 27% 34% 39% 33% 32% 35% 2-3% 2-3% 5-6% Celanese Global Presence Flexible access to feedstocks Strategic affiliates enhance emerging regions opportunity Strong manufacturing base in Asia Balanced supply footprint aligned with customers' growth Source: IMF, April 2011, Celanese management internal estimates

Gross Productivity* Enhanced operating leverage through continuous productivity Driving sustained earnings growth Track record of performance $ in millions * Productivity includes fixed, variable, and energy costs before inflation, Celanese internal management analysis $200 million average

Discussions progressing Sizable opportunity Breakthrough process technology creates significant growth opportunities Synergistic with Acetyls China focus Additional earnings power above traditional Celanese businesses Fuel Ethanol Industrial Ethanol Celanese TCX(tm) Ethanol Technology Modify and enhance certain existing acetyl facilities, or Greenfield facility Equivalent to gasoline at ~$60 per barrel oil today Source: Celanese management internal estimates using current costs

Paradigm shifts with proprietary and cost advantaged ethanol technology Significant Revenue Opportunity Sustained Earnings Growth High Operating Margins Attractive Capital Returns Ethanol breakthrough technology fuels incremental growth Prevailing Ethanol Technology Celanese Ethanol Technology Technology Undifferentiated fermentation processes Proprietary and breakthrough technology building upon an industry-leading acetyl platform Feedstock Corn, cassava, sugarcane, and other carbohydrates Basic hydrocarbons Growth Economically constrained in target regions High growth potential

Celanese TCX(tm) ethanol process TCX(tm) Ethanol Technology Breakthrough Elements Catalyst systems Process controls Conditions of operation Materials of construction Acetyl technologies Ethanol technologies Ethanol Acetyl products Ethylene Natural gas Coal Pet coke Biomass (future) Waste (future) Syngas Feedstock Integrated Complex Products

$1.75 Modest earnings volatility Relatively higher margins 10-15% sustained earnings growth High capital return Industrial Ethanol Additional growth platform: Industrial ethanol 2009 2013E 2010 $3.37 2011E Adjusted Earnings Per Share Based on breakthrough technology $5 billion addressable application space Synergistic to core acetyl business Industrial Ethanol Opportunity: Accelerating sustainable earnings growth Current Business Portfolio >$6.00 + ~$0.85

Ethanol Demand 2010-2016 China industrial ethanol growth = 8-10% Attractive industrial ethanol opportunity centered in China Technology increasing access to >$60 billion addressable space* Fuel ~60-70 ~5-6 Industrial Source: Celanese internal management estimates, SRI Consulting, GAIN report, Hart Energy * Based on May 2011 market conditions 2010 Industrial Ethanol Demand (millions tons per annum) 2010 Global Ethanol Demand (millions tons per annum)

# Additional growth platform: Fuel ethanol

Celanese

**Fuel Ethanol Opportunity:**

- Disruptive technology for fuel enhancement
- Significant growth opportunity
- Game-changing economics



Adjusted Earnings Per Share
$1.75
$3.37
+ ~$0.85
>$6.00
Current Business Portfolio
2009
2010
2011E
2013E

- Fuel Ethanol
- Industrial Ethanol
- 10-15% sustained earnings growth
- Relatively higher margins
- Modest earnings volatility
- High capital return

**Accelerating sustainable earnings growth**

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# TCX™ technology accesses large and growing global fuel opportunity

Celanese

## Global Fuel Ethanol Demand

| 2010 Global Ethanol Demand (million tons per annum) | 2020E Global Fuel Ethanol Demand (million tons per annum) |
| --- | --- |

Total Potential = 110 – 120 million tpa


Industrial
~5-6
2010 Fuel Ethanol Demand
~60-70
2010 Fuel Ethanol Demand
~60-70
US/Brazil/EU Growth
Asia Growth
ROW Growth

**2020 opportunity: 50 to 60 TCX™ facilities to meet estimated growth**

Source: Celanese internal management estimates, SRI Consulting, GAIN report, Hart Energy

25

Path to Premier Earnings growth drives enterprise value $2.0B $9.0B Execution of growth levers will drive further earnings improvements ~$0.4B ~$1.1B >$1.7B Productivity Innovation Geographic Growth Portfolio Enhancements Celanese Operating EBITDA Enterprise Value * Celanese internal management estimates, based on unaudited similar information of predecessor company Source: Calculated based on Celanese December 31, 2010 results

Celanese value proposition: an attractive investment for shareholders 10-15% Earnings Growth Industrial Ethanol Advanced Fuel Technologies Potential of Significant Opportunity in Fuels Additional Value of Industrial Ethanol Accelerating Value of Current Businesses Growth greater than global GDP Strong presence in emerging regions Innovative solutions in demanding applications Strong conversion to earnings Relentless focus on productivity Leading technology positions Breakthrough technology Lowest conversion cost with feedstock optionality Synergistic with existing acetyls business On the path to commercialization Capture Asia growth Attractive return expectations Breakthrough technology Addresses tomorrow's needs today Significant growth opportunity Game-changing economics to meet unsatisfied demand Value for customers; attractive returns for Celanese shareholders

Celanese Growth Levers Doug Madden Chief Operating Officer

Celanese technology-focused portfolio - building on a track record of execution and value creation Celanese ($ in millions) 2010 Revenue: $5,918 2010 Operating EBITDA: $1,122 Revenue: $1,089 Operating EBITDA: $371 Revenue: $1,109 Operating EBITDA: $363 Revenue: $1,036 Operating EBITDA: $111 Revenue: $2,682 Operating EBITDA: $411 Consumer Specialties Advanced Engineered Materials Industrial Specialties Acetyl Intermediates Note: Celanese total includes Other Activities' revenue and operating EBITDA of $2 million and ($134) million, respectively; $409 million of inter-segment sales are excluded

# Recent highlights and 2011 outlook

Celanese

**Advanced Engineered Materials**

- Advanced Asia footprint
- Acquired LFT/LCP business
- Sustained translation in OEM

**Consumer Specialties**

- Continued earnings growth
- Started China affiliate expansion
- Set plan for footprint realignment

**Industrial Specialties**

- Expanded Nanjing VAE capacity
- Launched VitalDose™ EVA
- Growing solar/ photovoltaic platform

**Acetyl Intermediates**

- Growth in Asia
- Realized footprint realignment savings
- Revitalized acid derivatives margins



Operating EBITDA
$857 million
+$265 million
$1,122 million
+$200 million
Less than $200 million per year remains to reach target
>$1,700 million
2009
2010
2011E
2013E

30

Operating EBITDA 2013 outlook: Growth levers drive strong financial performance $857 million Increased 2013 earnings outlook; Substantial earnings potential beyond 2013 >$1,700 million 90% Celanese Controllable Earnings Improvement $1,122 million +$200 million Areas of Potential Upside: Housing recovery US/EU automotive Acetic acid industry margin expansion

# Updated view highlights shift to increasingly advantaged portfolio

Celanese

| ($ in millions) | Operating EBITDA by Segment[1] | | |
|---|---|---|---|
| | 2010 | Strategic Development | 2013 Current View[2] |
| Advanced Engineered Materials | $363 | ▸ Accelerated revenue growth<br>▸ Strong earnings conversion<br>▸ Technology-rich product pipeline | $550-$600 |
| Consumer Specialties | $371 | ▸ Cash generation with earnings growth<br>▸ Industry-leading partnership<br>▸ Growth opportunities in Asia | $400+ |
| Industrial Specialties | $111 | ▸ Upstream integration<br>▸ Emerging economy opportunities<br>▸ Growth through innovation | $200+ |
| Acetyl Intermediates | $411 | ▸ A global leader<br>▸ Advantaged technology<br>▸ Superior cost position | $600+ |

**Confident in earnings power of portfolio**

[1] Excludes Other Activities Segment
[2] Current view as of May 2011 Investor Day event

32

Celanese value growth levers Geographic Growth Portfolio Enhancements Productivity Innovation Sustainability

Value growth levers drive increased earnings Geographic Growth Portfolio Enhancements Productivity Innovation Sustainability Leadership in emerging Asia region Participation in above average GDP growth segments in developed economies

Substantial growth opportunities in emerging regions Middle class growth weighted towards Asia Sources: OECD, Standard Chartered Research North America Central and South America Sub Saharan Africa Middle East and North Africa Europe 100mn 500mn 1bn Global Middle Class in 2009 and Prediction for 2030 Asia Pacific 2030 2009

Acetic Acid 600kt Acetic Acid to 1,200kt Acetic Anhydride 100kt Vinyl Acetate Monomer 300kt Emulsions 60kt Emulsions to 110kt Celstran(r) 4kt Celstran(r) to 9kt GUR(r) 14kt Compounding 24kt A history of growth, continued investment and expansion in Nanjing 2007 2008 2009 2010 2011+ Nanjing, China

Recent investments to support growth Advanced Engineered Materials POM expansion Consumer Specialties Nantong tow / flake expansion Industrial Specialties 15% EVA capacity increase Acetyl Intermediates 2x Nanjing acetic acid capacity Industrial Specialties 2x Nanjing VAE capacity Advanced Engineered Materials POM expansion* Capacity investment during downturn positions us well for future growth Advanced Engineered Materials LFT expansion *Not expected to contribute to 2013 earnings objectives

Our focus continues to be high growth in Asia 1 Includes proportional net sales from equity and cost investment affiliates 2 Celanese internal management estimates, based on unaudited similar information of predecessor company Americas 27% Europe 34% Asia 39 % Asia 10-15% Europe 35-40% Americas 45-50% AOC 19% China 20% 20002 Regional split 2010 Regional split Americas 20-25% Europe 20-25% Asia 50+ % 2020E Regional split Celanese Regional Economic Activity1 (millions of units) Asia Auto Industry Emerging Markets E/E Asia Construction Global construction will outpace GDP growth over the next 10 years, with China and India accounting for 38% of the $4.8 trillion increase in output by 2020 Emerging economies electrical and electronics applications expected to have >7% CAGR from 2010 to 2020 versus ~4% for developed countries ~5% CAGR Asia could account for ~55% of all light vehicles built and ~65% of 2010 to 2020 growth Source: Global Insight Source: Global Construction 2020 Source: Global Insight

Value growth levers drive increased earnings Geographic Growth Portfolio Enhancements Productivity Sustainability Access to new application space supports accelerated growth Value-added products drive margin expansion Efficient manufacturing technologies control costs Innovation

Our diversified end-uses provide a foundation for future growth and platforms for innovation Other 7% Construction 4% Paints & Coatings 11% Automotive 15% Consumer & Medical Applications 11% Filter Media 18% Consumer & Industrial Adhesives 9% Textiles 5% Food & Beverage 4% Chemical Additives 3% Paper & Packaging 3% Industrial Performance Applications 10% Note: End-use percentages based on Celanese 2010 gross sales with strategic affiliates proportional revenue and Celanese internal management estimates Diverse applications in growth segments

Customer-driven solutions in new or existing end-uses Creating sustainable advantages Capturing value in use with customers Investments to support advantaged opportunities Generating value through innovation New Applications & Platforms Enabling Technologies Business Models Alternative Raw Materials Creating Value with Innovation Unlocking higher margins with value-driven solutions Opening access to new customers and geographies Building sustainable advantages with patented, unique technologies

Enabling Technologies Business Models Alternative Raw Materials Generating value through innovation Creating Value with Innovation Unlocking higher margins with value-driven solutions Opening access to new customers and geographies Building sustainable advantages with patented, unique technologies Customer-driven solutions in new or existing end-uses New Applications & Platforms EVA VitalDose(tm) Controlled Release Sunett(r) in Oral Hygiene EcoVAE(r) for Low VOC Coatings Clarifoil Tamper- Evident Labels Clareflect(tm) Metallized Films MetaLX(tm) POM Technology Blow Molded Fortron(r) PPS Transportation & Housing Insulation

New Applications & Platforms Business Models Alternative Raw Materials Generating value through innovation Creating Value with Innovation Unlocking higher margins with value-driven solutions Opening access to new customers and geographies Building sustainable advantages with patented, unique technologies Investments to support advantaged opportunities Enabling Technologies TCX(tm) Ethanol Production AOPlus(r)3 Acetic Acid Enhanced Emulsions Technology Investments in Zenite(r) Technology Clarifoil(r) Film Casting VAntage(r)2 VAM Production

New Applications & Platforms Enabling Technologies Alternative Raw Materials Creating Value with Innovation Unlocking higher margins with value-driven solutions Opening access to new customers and geographies Building sustainable advantages with patented, unique technologies Generating value through innovation Capturing value in use with customers Business Models EVA Medical Pack- aging Solutions POM Automotive Part Redesign GUR(r) for Joint Replacement Celstran(r) LFT in Pipe Reinforcement CelaFacts(r) and TowPlus(r) Tools Acetone Derivatives Enhancement

Creating sustainable advantages New Applications & Platforms Enabling Technologies Business Models Generating value through innovation Creating Value with Innovation Unlocking higher margins with value-driven solutions Opening access to new customers and geographies Building sustainable advantages with patented, unique technologies Alternative Raw Materials Alternative Cellulose Sources Nutrinova Catalyst Recovery Acetic Acid Raw Materials Bio-material Sourcing

AOPlus(r)3: Next generation of acetic acid technology Source: Various press releases, 2007 China Acetic Acid Conference, and Celanese internal management estimates Continued investment to advance technology leadership Capital Advantage Relative Capital Intensity Raw Material & Conversion Cost Advantage Relative Cost Per Ton (r) (r) (r)

Celanese TCX(tm) ethanol process Technology innovation increasing addressable space TCX(tm) Ethanol Technology Breakthrough Elements Catalyst systems Process controls Conditions of operation Materials of construction Acetyl technologies Ethanol technologies Ethanol Acetyl products Ethylene Natural gas Coal Pet coke Biomass (future) Waste (future) Syngas Feedstock Integrated Complex Products

# Accelerating the contribution of innovation

Celanese


New Acetyl Derivatives
Biodegradable Coatings & Adhesives
Using our *Know-How* to extend Technology and Specialty Materials with more ideas
AOPlus®3
Industrial Ethanol
Alternative Cellulose Sources
Next Generation Sunett®
Natural Sweeteners
Sunett® in Oral Hygiene
Controlled-Release EVA
Advanced Emulsions Production
GUR® in Medical Devices
AEM Metal Replacement
Emulsions in Apparel
Clarifoil® Films
EcoVAE™ Low VOC Paint
AEM Metal Replacement BriteCoat™
Today
2013 to 2014
2015+

**Expanding Celanese addressable space**

48

Value growth levers drive increased earnings Geographic Growth Portfolio Enhancements Sustainability Deliver cost improvements 2 times fixed cost inflation Strengthen operating leverage advantage Innovation Productivity

Productivity framework supports strategic investments Sustainable performance driven by process and culture Gap (versus) Theoretical Limits Industry Benchmarks Management & Share- holder Expectations Enhance Capabilities Stretch Goals Operating EBITDA Growth & Productivity Innovation Sustainability Tools & Processes Six Sigma & Lean Operational Excellence Standardization / Digitization ALERT Performance Leadership Metrics & Accountability Employee Engagement Quick Wins / Recognition Celanese Change Framework

Productivity performance The way we work at Celanese Productivity* Track record of performance Productivity DNA Integral to our commitment to Operational Excellence Culture - constantly developing ways to improve ($ in millions) * Productivity includes fixed, variable, and energy costs before inflation, Celanese internal management analysis Productivity Sources (2005-2010) Major Initiatives Manufacturing Footprint Productivity Ongoing Productivity $200 million average

Productivity forever Consistently delivering productivity over fixed cost inflation Spending1 1 Assumes stable currency and raw material pricing 2 Productivity includes fixed, variable, and energy costs; Celanese internal management analysis Productivity2 Fixed Cost Inflation 2011E 2012E 2013E Thereafter Base Value of Productivity Offset fixed cost inflation Fund growth and strategic investments Improve operating leverage and earnings Average $40 to $60 million per year in net productivity from 2011-2013 Sources of Productivity Raw material purchases Energy usage Fixed manufacturing SG&A Process optimization Yield improvements 2011 On-track

Culture of productivity drives improvement across Celanese Consolidation of NA and EU financial shared services Majority of productivity generated from hundreds of projects Services Standardization Additional 2X to 3X savings potential when deployed ~$10 million savings from these three examples 2010 2011+ VAM energy reduction at Clear Lake Energy Efficiency Lanaken activity dashboard Lean Manufacturing

Value growth levers drive increased earnings Geographic Growth Sustainability Synergistic acquisitions Emerging technologies Portfolio extensions to reduce earnings volatility Innovation Productivity Portfolio Enhancements

2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 As Reported 0.11 0.1 0.11 0.11 0.16 0.168 0.192 0.199 0.17 0.169 0.19 Pro Forma for Current Portfolio 0.16 0.15 0.15 0.17 0.2 0.176 0.198 0.204 0.173 0.169 0.19 Operating EBITDA Margin* Portfolio enhancements drive improved performance throughout an economic cycle Acquisitions ~$2 billion revenues Divestitures ~$2 billion revenues Clariant Emulsions Acetex Acetyls Vinamul Emulsions APL Acetate Tow FACT LFT Acrylates Oxo Alcohols PVOH 2002 2003 2004 2005 2006 2007 2008 2009 2010 DuPont LCP/PCT 2011 Diversified products / revenue streams Growth opportunities in Asia and other emerging regions Earnings power of strategic affiliates Significant value creation since 2001 A well balanced portfolio * 2001 to 2004 based on Celanese internal management estimates, based on unaudited similar information of predecessor company

# Portfolio enhancements build on our advantaged materials capabilities

Celanese

## Acquisition Example

- Acquired Zenite® liquid crystal polymer (LCP) and Thermx® high performance polyester resin (PCT)
- $60 million acquisition closed in May 2010
- Post-synergies multiple of <5X
- Acquisitions provide a 20% per year growth business

## Value Growth Levers Impacted

| | Geographic Growth | Innovation | Productivity |
|---|---|---|---|
| LCP | ✓ | ✓ | ✓ |
| PCT | ✓ | ✓ | |

## Higher Rate of Growth



Revenue ($ in millions)
~300% revenue growth
~$60
~$200
Acquisition
2010
2015+

- Built on existing LCP franchise
- Improved access to critical Asia region

## Enabling New Technology



- Diversified existing high temperature polymer processing capabilities
- Identified new end uses for PCT (e.g., LED)
- Enhanced offerings for E/E applications space

Source: Celanese internal management estimates

56

Value growth levers drive increased earnings Sustainability Geographic Growth Innovation Productivity Portfolio Enhancements Sustainability Commitment to Responsible Care(r) Sustainable innovation and operating discipline Social and environmental considerations Responsible Care(r) is a registered service mark of the American Chemistry Council, Inc.

>$200 Million of Energy Productivity Sustainability is good business Creating value for all stakeholders OSHA Incident Rate (incidents/200,000 man hours) Among the Safest Work Places in Chemical Industry Energy (Million BTU/1,000 lb) >4 Million Tons per Year in GHG Reduction Greenhouse Gases (ton/ton)

Sustainability is good business EcoVAE(r) low VOC paint and coating emulsions Metal replacement in auto increases fuel efficiency, decreases emissions EVA Performance Polymers - Higher EVA content for solar cell encapsulation Value Through Product Innovation Advantage Celanese Advantage Celanese Celanese Pampa Celanese Nanjing Technology 60 year old butane oxidation World-class AOPlus(r) Energy 12X lower Greenhouse Gases 5X lower Air Emissions 12X lower Waste 25X lower Value Through Process Innovation Creating value for all stakeholders

Operating EBITDA 2013 outlook: Growth levers drive strong financial performance $857 million Increased 2013 earnings outlook; Substantial earnings potential beyond 2013 >$1,700 million 90% Celanese Controllable Earnings Improvement $1,122 million +$200 million

Advanced Engineered Materials Michael Stubblefield General Manager

Advanced Engineered Materials (AEM): Record performance in 2010 Advanced Engineered Materials 2010 Revenue: $1,109 2010 Operating EBITDA: $363 Ticona Strong growth fueled by innovation and application development Differentiated polymer processing and material capability Leading technical and application expertise Profitable and growing strategic affiliates Advanced Engineered Materials Consumer Specialties Acetyl Intermediates Celanese1 ($ in millions) 2010 Revenue: $5,918 2010 Operating EBITDA: $1,122 Industrial Specialties 1 Celanese total includes Other Activities' revenue and operating EBITDA of $2 million and ($134) million, respectively; $409 million of inter-segment sales are excluded 2 Ibn Sina indirect economic interest increases to 32.5% upon successful POM plant startup Fortron Industries Ownership 50% Korea Engineering Plastics (KEP) Ownership 50% Polyplastics Ownership 45% Ibn Sina2 Ownership 25%

AEM: Strategic affiliates enhance emerging economies opportunity Advanced Engineered Materials 2010 Revenue: $2,053 2010 Operating EBITDA: $469 Fortron Industries Ownership 50% Korea Engineering Plastics (KEP) Ownership 50% Polyplastics Ownership 45% Ticona Ibn Sina1 Ownership 25% Strong growth fueled by innovation and application development Differentiated polymer processing and material capability Leading technical and application expertise Profitable and growing strategic affiliates Advanced Engineered Materials Consumer Specialties Acetyl Intermediates Celanese and Affiliates ($ in millions) 2010 Revenue: $7,129 2010 Operating EBITDA: $1,228 Industrial Specialties 1 Ibn Sina indirect economic interest increases to 32.5% upon successful POM plant startup 2 Of the $250 million of proportional affiliate EBITDA, $144 million is included in Celanese's equity in net earnings of affiliates Note: See Reg G reconciliation in appendix Total Celanese Proportional Share 2010 Affiliate Revenue: $2,466 $944 2010 Affiliate EBITDA: $740 $2502

End-Use Diversity Supports Growth Trends Global Presence with Key Region Access Medical 10% Alternate Fabrication 7% Industrial 16% Consumer & Appliance 12% Electrical & Electronics 7% Transportation 46% 2010 Revenue by End-Use AEM Locations Global brand experience AEM Strategic Affiliates Revenue enhancement in emerging regions AEM Global Footprint: 2010 % Revenue by Region* 31% 46% * Includes Ticona's proportional share of affiliate revenue Generating 2-3x GDP growth: End-use application diversity and global footprint Value-added applications in multiple end-uses enables global growth 23 % Other: 2%

Significant Sales Growth Strong Specification Position Variable Margin Stability Generating 2-3x GDP growth: Proven business model A leading global solutions provider of high-performance engineered polymers Variable Margin % Average Variable Margins 55 - 65% Relative % specified ~70% of Ticona business is specified Revenue indexed to 2001 2001 2005 2010 >6% CAGR Source: Celanese internal management estimates

Integrated Capabilities Drive Sustainable Success Engineered Polymers Industry End-use Customers OEMs Raw Material Supplier Ticona Solutions - processing expertise and material performance Material and Performance Specifications Ticona Converter Manufacturer Generating 2-3x GDP growth: Enabling opportunities through an integrated model Ticona solutions - matching material requirements with application needs Polymer Science Part Processing Part Design and Engineering

Generating 2-3x GDP growth: Integrated capability sustaining growth model Accelerating growth by providing differentiated solutions for customers A Leader in Fuel System Applications A Leader in Medical Systems Polymer Science Part Processing Part Design and Engineering Value Chain

Generating 2-3x GDP growth: Strategic affiliates extend specialty materials franchise Ticona and strategic affiliates share similar growth model Demonstrated capability of POM facility when added to Ibn Sina

Operating EBITDA On track for 2013 commitment Accelerated revenue growth with strong earnings conversion Translation excellence building upon know-how Advance Asia footprint with leading technology Innovation key enabler to profitable growth $363 million $550-600 million

Translation Innovation Asia On track for 2013 commitment: Sustainable earnings growth levers Specification and pipeline development Enhance capabilities across value chain to drive accelerated innovation pursuits Accelerate growth with local supply and technical expertise Translate global brand experience for Western OEMs with regional requirements Partner with emerging Asian OEMs Target automotive and electrical / electronics (E/E) applications Maximize global capabilities and product portfolio OEM Specification Opportunity Generation Testing Part Design Part Validation Prototype Modeling & Simulation Accelerating commercialization and increasing the addressable space

CAGR ~25% Ticona, a leader building upon... Ticona, a leader building upon... Premium Products Delivered locally Specification Capabilities Delivered regionally Application Expertise Delivered globally On track for 2013 commitment: Advancing Asia footprint with leading technology Building upon technical and application expertise in emerging geography Asia Sales Growth Regional Growth and Industry Trends E/E Industry CAGR 2013 Estimated Auto Builds China 11% 20+ million India 10% 5+ million Source: Celanese internal management estimates

On track for 2013 commitment: Innovation accelerates top-line growth Existing Specified Business Translating Products into New Applications Breakthrough Polymer/ Processing Modifications Application Development New New Polymer Development Technology expands opportunity for growth Innovation-Focused Growth Robust Pipeline Low Emission POM Auto Interiors Speaker Grilles LED Reflectors PCT Composites LFT Aerospace Sports/Leisure Building/Construction Transportation Oil & Gas Alternative Energy Composites

# On track for 2013 commitment: Platforms for innovation

## Low Emission - POM


Evolution of Low Emission Grades
Emission Levels
Next Best Alternative
First Generation® Hostaform
Second Generation® Hostaform

**Automotive**

- Bezels
- Door handles
- Fasteners



## LED Reflectors - PCT


Global LED Demand
$ in billions
20
15
10
5
0
>20% CAGR
2009
2011E
2013E

**LED Application Areas:**

- Lighting
- Automotive
- Handheld devices
- Sign displays

## Composites - LFT


JEC
WINNER OF 2011 INNOVATION AWARD
Value Potential
Aircraft
Oil & Gas
Automotive
General Industries
Relative size of potential opportunity
Commercialization Timeline
10+ yrs

- Continuous fiber thermoplastic technology
- Broad polymer and fiber portfolio
- Commercial sales achieved 2010

**Robust pipeline across portfolio and end-use industries**

Source: Celanese internal management estimates; Displaybank LED Market Data

# On track for 2013 commitment: Growth programs increase earnings power

Celanese

+ Ahead of schedule ✓ On-track

| Program | ($ in millions) | Estimated Addressable Space | Status of Commercial Run-Rate |
|---|---|---|---|
| Impact Modified POM  | New opportunities in Sporting Goods, Industrial and Automotive applications | ~$500+ | ✓ |
| Filtration  | Robust pipeline of Emissions and Particulate Filter applications | ~$250+ | + |
| Medical Applications  | Dosage systems, Orthopedic implants and Surgical devices | ~$250+ | + |
| LED Lighting  | LED applications in Automotive, Residential and Consumer Electronics | ~$85+ | ✓ |
| Appearance Portfolio - MetaLX  | Metallic color matching for applications in Automotive and Consumer Appliances | ~$75+ | ✓ |
| GUR® for Membranes  | Battery separators for Li-Ion energy storage in Consumer Electronics, Power Tools and Automotive | ~$50+ | + |

**Recent programs contributing >10% of revenue growth from 2009 to 2011**

74

Source: Celanese internal management estimates

On track for 2013 commitment: Strong record of translation growth Source: Celanese internal management estimates .... Into Emerging Regions Interior Trim & Bezels Door/Lock/ Window Front End Modules Advanced Fuel Delivery Consoles & Fasteners Bumper Brackets Steering Wheel Interior Trim & Bezels Door/Lock/ Window Front End Modules Advanced Fuel Delivery Consoles & Fasteners Bumper Brackets Steering Wheel Ticona Polymers Value per Vehicle Relative variable margin per vehicle 2005 - 2010 CAGR: >10%

Operating EBITDA $363 million On track for 2013 commitment Accelerated revenue growth with strong earnings conversion Translation excellence building upon know-how Advance Asia footprint with leading technology Innovation key enabler to profitable growth $550-600 million

# Sustaining growth beyond 2013: Investments support continued growth

Celanese


Oberhausen, Germany
Kelsterbach/IPH, Germany
Kaiserslautern, Germany
Winona, MN
Florence, KY
Bishop, TX
Wilmington, NC (Fortron Industries)
Shelby, NC
Suzano, Brazil
Al Jubail, Saudi Arabia (Ibn Sina)
Seoul, Korea (KEP)
Fuji City, Japan (Polyplastics)
Nanjing, China
Shanghai, China
Nantong, China (Polyplastics)
Dafa, Taiwan (Polyplastics)
Kuantan, Malaysia (Polyplastics)
Ticona
Strategic Affiliates
Ventures of Affiliates

## Europe Expansions

- Frankfurt – POM
- Kaiserslautern – LFT

## North America Expansions

- Florence – Compounding
- Wilmington – PPS
- Winona – Composites
- DuPont acquisition – LCP

## Asia/Middle East Expansions

- Shanghai Commercial and Technology Center
- Nanjing – GUR, LFT, Compounding
- Al Jubail – POM
- Fuji City – LCP

**Well positioned to capture growth in all regions**

77

# Sustaining growth beyond 2013: Improved living standards create opportunity

Celanese

## Global Water Filtration

### Access to Clean Water


Percent of Population
85%
81%
62%
atin America
Asia
Africa

### Ticona Differentiators

- Purity
- Flow rate
- Service life



**Addressable Space: ~$250+ million**

## Medical Applications

| Underlying Health Trends | |
|---|---|
| Obesity | GDP+ |
| Respiratory Illnesses | GDP++ |
| Orthopedic Procedures | GDP+ |
| Healthcare Spending | GDP++ |

### Ticona Differentiators

- FDA compliant
- Chemical and wear resistance
- FDA drug master file


Drug Delivery Systems
Inhalers
Surgical Tools
Orthopedic implants

**Addressable Space: ~$250+ million**

Source: Celanese internal management estimates and World Health Organization

78

Trends of Emerging Regions Translation Opportunities Sustaining growth beyond 2013: Middle-class consumer accelerates growth Urbanization Infrastructure investments Accelerated adoption of Western standards Increasing consumer demand across end- use applications Greater than GDP growth Middle Class Population (millions) Growing Middle Class Increased Consumer Spending Addressable Space: ~$2+ billion New consumer group expands translation growth platform Source: US Census Bureau International Data Base; Celanese internal management estimates

# Sustaining growth beyond 2013: Energy trends enable platform for growth

Celanese

## Hybrid Electric/ Flex Fuel Vehicles

- New powertrain alternatives require:
  - Complex materials
  - Engineering expertise
- Average growth rate for HEV/EVs ~25% per year



**Addressable Space: ~$150+ million**

## Fuel Efficiency Through Light-weighting



Evolving Fuel Economy Standards
EU
Japan
China
US
In MPG
60
50
40
30
20
2002
2006
2010
2014E

- Increasing standards
- Lightweight construction:
  - 500 lbs out = 10 mpg
- Weight savings: 10-50+% potential

**Addressable Space: ~$100+ million**

## Solar Power

- Significant growth in alternative energy sources
- Increased construction in emerging regions



**Addressable Space: ~$500+ million**

**Continued growth through technology driven solutions**

Source: Celanese internal management estimates; Passenger Vehicle Greenhouse Gas and Fuel Economy Standards Global Update

80

AEM: Significant earnings growth in specialty materials franchise Confident in $550-600 million mid-term operating EBITDA; Significant growth opportunities beyond 2013 Business model supports top-line growth of 2 - 3X GDP On-track execution of 2013 commitment High-performance, technology-focused portfolio End-use diversity and global footprint Integrated capabilities in specification-driven value chain Positioned for growth with portfolio-wide investments Evolving global trends favor Ticona solutions Growth programs on track to deliver Building upon technology and application expertise in Asia Robust innovation and translation pipeline Well-positioned for growth beyond 2013

Consumer Specialties Todd Elliott General Manager, Celanese Acetate

2010 Revenue2: $1,089 2010 Operating EBITDA: $371 Industrial Specialties Acetyl Intermediates Advanced Engineered Materials Consumer Specialties Nutrinova A leading acetate position in China; highest growth region for end-use products Strong global presence in food ingredients Earnings growth driven by manufacturing productivity and geographic expansions, not GDP dependent Acetate 2010 Revenue: $5,918 2010 Operating EBITDA: $1,122 Celanese1 ($ in millions) Consumer Specialties: Record earnings performance in 2010 Consumer Specialties 1 Celanese total includes Other Activities' revenue and operating EBITDA of $2 million and ($134) million, respectively; $409 million of inter-segment sales are excluded 2 $9 million of inter-segment sales are excluded

Industrial Specialties Acetyl Intermediates Consumer Specialties Nutrinova A leading acetate position in China; highest growth region for end-use products Strong global presence in food ingredients Earnings growth driven by manufacturing productivity and geographic expansions, not GDP dependent Consumer Specialties 2010 Revenue: $1,356 2010 Operating EBITDA: $371 Acetate 2010 Revenue: $7,129 2010 Operating EBITDA: $1,228 Celanese and Strategic Affiliates ($ in millions) Consumer Specialties: Record earnings performance in 2010 Nantong (NCFC) Kunming (KCFC) Zhuhai (ZCFC) Advanced Engineered Materials Note: See Reg G reconciliation in appendix

2004-2010 Strategic Objectives Achieved Consumer Specialties Earnings Consumer Specialties: Successful execution of current strategy Growth Successful growth through China ventures Affiliates dividend has grown from $37 million to $71 million over last 4 years Productivity Geographic footprint optimization Portfolio Filament exit in 2005 Integrated new business, realized synergies >10% CAGR Operating EBITDA ($ in millions) Track record of earnings growth and cash generation

Operating EBITDA Business Operating EBITDA Margin Consumer Specialties: Provides stable earnings growth and cash generation Business EBITDA Margin Operating EBITDA Margin 2000 107.8 2001 148.4 2002 140.8 2003 121.7 2004 145.4 2005 160 2006 0.2363 0.2554 2007 0.2133 0.2412 2008 0.2139 0.2537 2009 0.2694 0.321 2010 0.2732 0.3379 Minimal cyclicality in end applications and regions Customer-focused value proposition enables relatively stable operating margins Base Operating EBITDA Dividend 4 Quarter Moving Average Q1 06 53 44 Q2 06 57 21 53.3 Q3 06 44 55.3 Q4 06 53 57 Q1 07 60 58.8 Q2 07 70 34 65.3 Q3 07 50 3 67.5 Q4 07 57 68.5 Q1 08 65 69.8 Q2 08 61 46 70.5 Q3 08 56 71.3 Q4 08 65 73.3 Q1 09 78 3 Q2 09 81 53 Q3 09 68 Q4 09 65 Q1 10 61 Q2 10 78 71 Q3 10 81 Q4 10 80 Solid cash generation Opportunities for sustained earnings growth Dividend 2006 2007 2008 2009 2010

Consumer Specialties: Sustained earnings growth Operating EBITDA $400+ million $371 million Advanced Asia footprint / China affiliate expansion in Nantong Geographic footprint optionality

# Acetate tow industry profile

Celanese

## Acetate Tow Global Demand – 2010


China
36%
Rest of the world
4%
28%
Europe
20%
12%
Asia outside China
Americas

- 2010 global demand grew by ~5% to ~755kt
- Low single-digit global growth projected
- Asia is largest global consumer and fastest growing region

## Acetate Tow Competition – 2010


Daicel
Other
Rhodia
Celanese
16%
13%
4%
23%
25%
19%
Eastman
China National Tobacco Corp. (Celanese strategic venture partner)

- Celanese and affiliates are leading global producers
- Long-term relationship with affiliate partner in China
- Attractive industry

Source: Celanese internal management estimates and Global Acetate Manufacturer Association

88

Tow Demand Growth Growth Trends in Asia Growing middle class Replacement of polypropylene with Acetate tow Increase in filter length Continued shift towards machine made cigarettes Introduction of new brands and formats (super-slims) Expect 2-3% growth through 2014 Celanese maintains a leadership position in the largest and fastest growing region Acetate tow demand in China will drive worldwide growth Source: Euromonitor estimates Cigarette Retail Volume (trillion sticks)

Strong Partnership for Future Growth China position continues to strengthen portfolio 25+ year partnership in fastest growing region April 2010 - NDRC approved memorandum of understanding for Nantong expansion Construction underway Start-up expected in late 2012 Zhuhai Cellulose Fibers Co., Ltd. Kunming Cellulose Fibers Co., Ltd Nantong Cellulose Fibers Co., Ltd Expansion project on track for 2012 completion Acetate Affiliate Dividends Dividend Reinvestment* ($ in millions) * Source: Celanese internal management estimates

Value of Acetate affiliates Acetate affiliates are a strong fit for Celanese Shared Characteristics with Celanese Celanese Nantong Kunming Zhuhai Flake Production Tow Production Technology Center Product Development Common Technology Raw Material Coordination

Geographic footprint enables global reach across all regions Tow Production Flake Production Nantong, China (Expansion underway) Lanaken, Belgium Narrows, Virginia Ocotlan, Mexico Kunming, China Zhuhai, China Affiliates Technology Center Film Production Flexibility meeting customer needs around the globe Spondon, United Kingdom Celanese Acetate Footprint

Consumer Specialties: Sustained earnings growth Operating EBITDA Advanced Asia footprint / China affiliate expansion in Nantong Geographic footprint optionality $400+ million $371 million

Consumer Specialties benefiting from global trends Health and Environment Acetate Filtration solutions Clarifoil(r) 'environment friendly' films Nutrinova sugar substitutes Emerging Economies China fastest growing region for Acetate tow Clarifoil(r) in Asia Strategic affiliate capacity expansion Well positioned for growth

Current Core versus New Approach Adjacent Areas for Diversification Consumer Specialties: Diversification through Innovation Current Core New Business New Channels New Products New Customers New Value Chain New Regions Historic product focus: Acetate, Nutrinova Expanded product focus: Acetate tow, Acetate film, other Acetate derivatives, Nutrinova products Historic end- use definition: Tobacco and Beverage Expanded end-use definition: Tobacco, beverage, medical, packaging, construction, oral hygiene, pharmaceuticals Building on our solid foundation Products Industry

Oral Hygiene Nutrinova targeting high value opportunities Pharmaceuticals Carbonated Beverages New Beverage Categories Dairy and Cereals Sunett(r)'s unrivaled quality meets strict pharmaceutical requirements A highly developed Sunett(r) for high value offerings Nutrinova's core product application Targeting fast growing high value product applications For the growing health conscious consumers and significant growth opportunities in Asia-Pacific Current Core Increasing penetration in $80 billion sweetener industry Nutrinova Source: Images from Mintel GNPD

Clarifoil's unique properties drive demand growth Insulation / Radiant barriers Confectionary / Luxury goods packaging Superior clarity Vapor proof/ anti-fog Stretching and thermoforming capability Metallized capability Adjustable moisture permeability Offers sensory enhancement Sustainably- sourced Scuff resistance and durability High quality finish and feel Range of finish options (e.g., Matte, Gloss) Scuff resistance and durability Addressable revenue opportunity of $100-200 million Acetate Optical Metalized film Thermal lamination Current Core Clarifoil's core qualities:

Global footprint optionality Broadening energy / raw material sources Consumer Specialties: Sustained improvements Significant value creation Megatrends support global growth strategy Diversification in Consumer Specialties through innovation Earnings Growth Growth opportunities in Asia and other emerging regions Earnings power of strategic affiliates Nantong expansion on track Asia Position Productivity Opportunities Confidence in $400+ million mid-term operating EBITDA; Significant growth opportunities beyond 2013

Mark Murray General Manager, EVA Performance Polymers Industrial Specialties

2010 Revenue: $1,036 2010 Operating EBITDA: $111 Consumer Specialties Industrial Specialties: Record earnings performance in 2010 Innovation and geographic expansion driving business growth opportunities A leading vinyl emulsions position in emerging economies Growth in higher value EVA Performance Polymers end uses Industrial Specialties Industrial Specialties Advanced Engineered Materials Acetyl Intermediates Emulsions EVA Performance Polymers Celanese* ($ in millions) 2010 Revenue: $5,918 2010 Operating EBITDA: $1,122 * Celanese total includes Other Activities' revenue and operating EBITDA of $2 million and ($134) million, respectively; $409 million of inter-segment sales are excluded

Industrial Specialties supplies to a diverse set of applications Industrial Specialties consumes 20% of Celanese VAM Emulsions EVA Performanc e Polymers VAM Paints & Coatings 29% Construction 9% Other 14% Textile & Paper 13% Specialty EVA 4% Specialty Films 5% Adhesives 26% Source: Celanese internal management estimates

# Feedstock trends favoring Industrial Specialties earnings growth

Celanese

## Sales Growth



Normalized raw material cost
300%
150%
0%
Heavy Feedstocks
Light Feedstocks
2006
2007
2008
2009
2010
2011E
2012E
2013E

- Industrial Specialties products based on light feedstocks
- Celanese innovation opening new application areas
- Enables replacement of competing solutions

## Margin Expansion



Normalized Ethylene cost
150%
100%
50%
Northeast Asia
North America
2010
2011E
2012E

- Asian ethylene is crude based while North American is natural gas based
- Asian price difference expected through 2012; driving demand for North American EVA

**Greater than GDP growth with margin expansion in short term**

Source: CMAI April 2011; Celanese internal management estimates

102

Operating EBITDA $200+ million $111 million Innovation of new applications and technologies Expansions support customer growth in emerging regions More than offset inflation through productivity Industrial Specialties: Technology and innovation drive balanced earnings growth Source: Celanese internal management estimates

Geographic Growth Planned Expansion to Support Growth in Asia Capacity expansion is planned to meet expected geographical growth targets Emulsions Nanjing China capacity doubled 2008 to 2011 Potential supply capability beyond China EVA Performance Polymers Edmonton 15% increase in capacity to produce premium products Edmonton, Alberta strategically located to meet growing demand in Asia Asia Revenue ($ in millions) Source: Celanese internal management estimates Nanjing I VAE startup Nanjing II VAE startup Edmonton EVA expansion Asia Outside China (AOC) China

EVA Performance Polymers Product Portfolio Evolution EVA Performance Polymers growth focused on high value end uses Controlled Release Differentiated Applications Thermal Lamination Food Packaging Flexible Packaging Auto Carpet Premium Applications Standard Applications Photovoltaic Medical % of Total Revenue Controlled Release Shoes Hot Melts Sandals Premium Applications Differentiated Applications Standard Applications Source: Celanese internal management estimates

Solar Grade EVA Projected Demand Application of EVA in Photovoltaic Growth is driven by focus on niche applications of EVA Performance Polymers in photovoltaic Expansion into photovoltaic is driving strong growth for EVA Performance Polymers Significant Success Global diversification with direct China sales Customized products to meet new customers' needs Dedicated resources in high growth regions Industry Revenue Growth versus 2008 Source: Celanese internal management estimates

Industrial Specialties Expected New Product Revenue Recent Innovations Innovation allows for expansion into high value-add applications Traditional applications Coatings: Introduced patented exterior coatings binder Non-Traditional applications Medical: Launched VitalDose(tm) controlled release EVA platform Innovation in medical packaging Carpet/Textiles: Commercialized new vinyl technology in Europe and NA Paper: Commercializing new products Source: Celanese internal management estimates Supporting segment operating EBITDA margin improvement to mid-teens Revenue ($ in millions) 2008 - 2010 Launched Products Traditional Non-Traditional

Success of VAE for paints and coatings globally demonstrates commercialization capabilities Successfully translating Celanese technology to new regions Revenue Growth versus 2009 Revenue Growth versus 2009 Revenue Growth versus 2009 Americas (Launching and Developing) Europe (Established and Expanding) Asia (Growing and Translating) EcoVAE(r) adopted by leading paint producer; distributed via big box stores Leading VAE supplier for low VOC interior paints for >20 years Leading Emulsions supplier to premium, low odor paint in China

New Application Sales Growth Innovation allows for advantages in future crude/natural gas dynamics Source: CMAI April 2011; Celanese internal management estimates, 2009 Kline study Celanese unique product development allows for entry into new applications Paper Carpet Addressable space: ~$600 M Celanese Product Innovatio n Delamination Strength Dry Pick Strength Celanese Product Innovatio n Required Standard Addressable space: ~$500 M Required Standard Heavy Feedstocks (Acrylics, Styrenics) Celanese Vinyl Advantage Light Feedstocks (Vinyls) 2006 2007 2008 2009 2010 2011E 2013E 2012E Revenue Growth versus 2009 Paper and Carpet (r)

Operating EBITDA $200+ million $111 million Innovation of new applications and technologies Expansions support customer growth in emerging regions More than offset inflation through productivity Industrial Specialties: Technology and innovation drive balanced earnings growth Source: Celanese internal management estimates

Improved capital cost efficiency supports potential geographic growth Source: Celanese internal management estimates, 2009 Klein Study Low capital solutions facilitate economical growth into emerging regions Expected Growth of Emulsion Applications 1% 7.5% Emerging region focus 4-6% 3-4% 7-8% VAE Emulsions Capital Cost 30% - 40% reduction driven by new technology Potential to de- bottleneck the Equivalent of a world-scale plant with minimal investment Builds on advantaged technology VAE Emulsions Capacity Expansion

Expansive Industrial Specialties innovation pipeline Rich innovation pipeline for a balanced risk portfolio Existing New Established New Newness of Technology Newness of End Use Size of bubble represents relative earnings potential Source: Celanese internal management estimates

Innovation efforts moving VAE from inside the house to outside ~$500 million addressable space New CE solution Pure Acrylic Pure Acrylic New Celanese solution Improved Burn Characteristics Improved Color Retention Source: Celanese internal management estimates 200nm Polymerize methyl methacrylate into the VAE backbone Inclusion Technology

Multiple Routes of Administration Possible EVA Well Suited for Flexible Delivery Systems Long-cycle Controlled Release EVA Performance Polymers innovation focused on expanding controlled-release solutions Transdermal Subcutaneous Intravaginal Ocular Periodontal Customizable release rate Highly bio-compatible Ease of formulation Ease of processing Flexible and transparent >$200 million addressable space Establish brand awareness Support research so EVA is material of choice Spec-in Celanese EVA in development stage Successfully commercialize ? ? ? ? Source: Celanese internal management estimates

Regional Growth Application Innovation Industrial Specialties: Balanced earnings growth Product pipeline designed to leverage global megatrends Capacity expansions planned to support customer growth Potential for first Asian emulsions facility outside China Improved Emulsions technology increases capital efficiency supporting regional growth Unique EVA Performance Polymer technology and footprint supports growth and innovation Innovation driving earnings growth in 2013 and beyond Expansion and translation of high value-added applications Celanese product development allows IS to benefit from raw material trends High confidence in $200+ million mid-term operating EBITDA; Significant growth opportunities beyond 2013 Technology Innovation

Acetyl Intermediates John Fotheringham General Manager

Vinyl Acetate Monomer Acetic Acid Acetyl Intermediates 2010 Revenue2: $2,682 2010 Operating EBITDA: $411 Leading technology throughout the value chain Attractive and sustainable cost curve Global growth in excess of GDP Acetyl Intermediates Acetic Anhydride Acetate Esters and Other Derivatives Acetyl Intermediates: Strong 2010 performance Consumer Specialties Advanced Engineered Materials Celanese1 ($ million) 2010 Revenue: $5,918 2010 Operating EBITDA: $1,122 Industrial Specialties 1 Celanese total includes Other Activities' revenue and operating EBITDA of $2 million and ($134) million, respectively; $409 million of inter-segment sales are excluded 2 $400 million of inter-segment sales are excluded

Raising outlook for mid-term operating EBITDA to $600+ million; Significant growth opportunities beyond 2013 Acetyl Intermediates: Balanced earnings growth Performing ahead of 2013 commitment, with upside potential Integrity of the cost curve sustained Global growth opportunities through low cost expansions Sustained growth with attractive economics Leading technology is extended through AOPlus(r)3 for greenfield investment Leading ethanol technology enhancing growth Breakthrough acetyl technology securing future growth Existing technology providing advantage and growth options Highly synergistic with existing portfolio Strategic plan to capture Chinese industrial ethanol growth Low cost technology providing profitable access to new addressable space

Performing ahead of 2013 commitment, with upside potential Integrity of the cost curve sustained Global growth opportunities through low cost expansions Sustained growth with attractive economics Leading technology is extended through AOPlus(r)3 for greenfield investment Leading ethanol technology enhancing growth Breakthrough acetyl technology securing future growth Existing technology providing advantage and growth options Highly synergistic with existing portfolio Strategic plan to capture Chinese industrial ethanol growth Low cost technology providing profitable access to new addressable space

Operating EBITDA $600+ million $411 million Acetyl Intermediates: 2013 earnings outlook Process technology productivity and innovation improve operating cost Leading technology supports continued growth On track to deliver increased 2013 commitment

2011E Acetic Acid Cost Curve 2013E Acetic Acid Cost Curve No major change to underlying fundamentals Acetic acid cost curve intact By-Product Avg Other Leading Technology Ethylene Highest Cost China MeOH Carbonylation 2011E Demand Ethanol Average Celanese Avg Non-China MeOH Carbonylation Effective Industry Utilization Rates Lower Cost China MeOH Carbonylation Pricing for CE to earn >15% EBITDA 75 - 80% 2013E Demand 75 - 80% Effective Industry Utilization Rates By-Product Avg Other Leading Technology Ethylene Highest Cost China MeOH Carbonylation Ethanol Average Celanese Avg Non- China MeOH Carbonylation Lower Cost China MeOH Carbonylation Pricing for CE to earn >15% EBITDA Source: Celanese internal management estimates, CMAI; based on recent raw material costs

# Expected capacity additions based on disadvantaged technology

Celanese



Company
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
Sipchem
BP Nanjing
Yunnan Yunwei
Shaanxi Yanchang
Tianjin Bohai
Henan Yima
Sopo
Chang Chun (Taiwan)
Wujing (Huayi Anhui)
Yongmei Longyu
BP Chongqing
Yankuang
Project Initiation
Announced Startup
Actual Startup
Latest Estimate

## Acetic Acid Capacity

- No new projects initiated since 2008
- New capacity is higher cost
- Project start-up delays continue
- Celanese continues to be advantaged

### Capacity Additions



Highest Cost China MeOH Carbonylation
Lower Cost China MeOH Carbonylation

**Project delays continue to be common; no new announcements**

Source: Current industry estimates

122

Global Acetic Acid Demand Required additional acetic acid capacity by 2013 to maintain Celanese share is 300-500kta Expansion or greenfield option Low cost expansions provide: Rapid implementation Raw material optionality Greenfield option allows for: Strategic geographic location Raw material economics Celanese strategic plan to maintain share of acetic acid growth Acetyl growth supported by low cost expansions with greenfield options Volume in kta Supply Considerations Source: Celanese internal management estimates; CMAI

Celanese acetic acid technology provides global growth opportunities Clear Lake, TX Acid = 1,200 ? 1,500 Natural Gas Based Singapore Acid = 600 ? 1,500 Oil Based Nanjing, China Acid = 1,200 ? 1,500 Coal Based Customer demand growing in all regions Expansion decisions based on: Raw material cost Customer demand Geography and logistics Total nameplate capacity expansion potential in kta Celanese Global Acetic Acid Manufacturing Footprint Low capital expansions enhancing technology and maintaining share Expansion Considerations All capacity and expansion values shown in kt per annum

VAntage(r)2: Next generation of vinyl acetate technology acetate technology acetate technology * Applicable to existing large units or greenfield Further improvement in VA technology for expansion or greenfield plant

Celanese Global VAM Manufacturing Footprint Celanese VAM technology provides global growth opportunities Note: All capacity and expansion values shown in kt per annum Clear Lake, TX VAM = 310 ? 460 Singapore VAM = 210 Nanjing, China VAM = 300 ? 450 Frankfurt, Germany VAM = 285 ? 415 Tarragona, Spain VAM = 200 Bay City, TX VAM = 300 Celanese VAntage(r)2 technology allows low cost expansions Customer demand growing in all regions Expansions possible in all regions Low capital expansions enhancing technology and maintaining share Footprint Considerations Total nameplate capacity expansion potential in kta

Operating EBITDA $600+ million $411 million Acetyl Intermediates: 2013 earnings outlook Process technology productivity and innovation improve operating cost Leading technology supports continued growth On track to deliver increased 2013 commitment

Performing ahead of 2013 commitment, with upside potential Integrity of the cost curve sustained Global growth opportunities through low cost expansions Sustained growth with attractive economics Leading technology is extended through AOPlus(r)3 for greenfield investment Leading ethanol technology enhancing growth Breakthrough acetyl technology securing future growth Existing technology providing advantage and growth options Highly synergistic with existing portfolio Strategic plan to capture Chinese industrial ethanol growth Low cost technology providing profitable access to new addressable space

AOPlus(r)3: Next generation of acetic acid technology AOPlus(r)3 provides advantaged and scalable technology Capital Advantage Relative Capital Intensity Raw Material & Conversion Cost Advantage Relative Cost Per Ton Source: Various press releases, 2007 China Acetic Acid Conference, and Celanese internal management estimates (r) (r) (r)

Performing ahead of 2013 commitment, with upside potential Integrity of the cost curve sustained Global growth opportunities through low cost expansions Sustained growth with attractive economics Leading technology is extended through AOPlus(r)3 for greenfield investment Leading ethanol technology enhancing growth Breakthrough acetyl technology securing future growth Existing technology providing advantage and growth options Highly synergistic with existing portfolio Strategic plan to capture Chinese industrial ethanol growth Low cost technology providing profitable access to new addressable space

# Celanese's breakthrough ethanol technology provides significant opportunity

Celanese

## Ethanol Demand

| 2010 Global Ethanol Demand (million tons per annum) | 2010 Industrial Ethanol Demand (million tons per annum) |
| --- | --- |



Industrial
Fuel
~60-70 mmT
~5-6 mmT
China
~48%
ROW
~11%
US
~14%
Brazil
~13%
West
Europe
~14%

***2010-2016 China industrial ethanol growth = 8-10%***

## China Industrial Ethanol

- China is largest consuming region with fastest and most sustainable growth
- Diversified and value-added end-use applications:
  - Automotive coatings
  - Architectural coatings
  - Printing inks
  - Pharmaceuticals
  - Personal care



Industrial Solvents



Inks



Industrial Coatings

**Technology increasing access to addressable space**

Source: Celanese internal management estimates, SRI Consulting, GAIN report, Hart Energy

131

Estimated China Industrial Ethanol Demand Celanese strategic plan is to capture Chinese industrial ethanol growth Industrial ethanol growth strategy Growth in ethanol demand by 2016 is 1,200-1,400kta China demand growing at ~8-10% Celanese ethanol technology provides alternative to corn Celanese advanced technology aligned with legislation Ethanol Considerations Volume in kta Source: Celanese internal management estimates, SRI Consulting, GAIN report, Hart Energy

Celanese TCX(tm) ethanol process Synergies with Acetyl Business Shared raw materials Shared customers Acetyl technologies Ethanol technologies Ethanol Acetyl products Ethylene Natural gas Coal Pet coke Biomass (future) Waste (future) Syngas Feedstock Integrated Complex Products Existing acetyl facilities can be modified and enhanced to produce ethanol through Celanese TCX(tm) process Shared supply chain

2014 Expected China Industrial Ethanol Cost Curve Celanese ethanol technology provides a leading cost position Celanese TCX(tm) technology has a clear and sustainable cost curve advantage Celanese technology enables arable land use for foodstuffs Limited approval for new corn based supply $ per ton Celanese Small to Mid-size Corn Producers / Cassava 2014 Expected Demand Large Corn Producers Molasses 4.5MMt Pricing for CE to earn >15% EBITDA Celanese industrial ethanol technology is advantaged Cost Curve Considerations 2010 Demand 3.0MMt Source: Celanese internal management estimates, available public information; based on recent market raw material prices

# Extended portfolio provides platform to accelerate sustainable growth

Celanese

## Acetyl Intermediates Revenue Detail


30%+ Proforma Operating EBITDA Margin*
$3.7 billion
~15% Operating EBITDA Margin
$2.7 billion
2010 Proforma Acetyls Revenue
Acetic Acid
Acetic Acid Derivatives
Non-Acetyl Products
Proforma Industrial Ethanol Revenue*

## Ethanol Considerations

- Large and rapidly growing demand for industrial uses
- Substantial synergy with existing acetyl business
- Leveraging Celanese acetyl know-how
- Providing Celanese significant cost advantage

**Breakthrough technology provides sustainable growth and enhanced earnings**

Source: Celanese internal management estimates
* Assuming a million ton plant with current economics

135

Raising outlook for mid-term operating EBITDA to $600+ million; Significant growth opportunities beyond 2013 Acetyl Intermediates: Balanced earnings growth Performing ahead of 2013 commitment, with upside potential Integrity of the cost curve sustained Global growth opportunities through low cost expansions Sustained growth with attractive economics Leading technology is extended through AOPlus(r)3 for greenfield investment Leading ethanol technology enhancing growth Breakthrough acetyl technology securing future growth Existing technology providing advantage and growth options Highly synergistic with existing portfolio Strategic plan to capture Chinese industrial ethanol growth Low cost technology providing profitable access to new addressable space

Advanced Fuel Technologies Steven Sterin Senior Vice President and Chief Financial Officer

# Celanese TCX™ technology: Significant growth and value potential

Celanese

## $50+ billion

**By 2020, equivalent of 50-60 Celanese plants required to meet projected global fuel ethanol growth**

- Ethanol is an advantaged fuel component – at the right price
- Global fuel ethanol demand expected to double over next 10 years
- Utilizing food-based feedstocks to meet growth not likely sustainable
- Initial target geographies ~1/3 of global ethanol growth

**Attractive Growth Opportunities**

## ~$60

**TCX™ ethanol today would be equivalent to gasoline produced at ~$60/bbl crude oil**

- Sustainable cost advantage
- Lower cost and volatility versus competing technologies
- TCX™ produced ethanol cash cost would be **~$1.50/gallon** today

**TCX™ Advantage**

## IG+

**Targeting "industrial gas+" business model**

- Industrial Gas "Plus" (IG "plus") model delivers appropriate payback for:
  - Cost of capital
  - Operational excellence
  - PLUS advantaged technology
- Stable earnings profile

**Significant Potential Value**

* All growth and value projections regarding TCX™ ethanol technology are based on Celanese internal management current estimates and assumptions, including capital and raw material costs and availability, demand for ethanol, and continuing technology developments

138

# Celanese's TCX™ ethanol technology represents opportunity for significant advantages

Celanese

| | Existing Technologies | Celanese TCX™ Ethanol Technology |
| --- | --- | --- |
| **Technology** | Undifferentiated fermentation processes | **Proprietary and breakthrough technology building upon Celanese industry-leading acetyl platform** |
| **Total Cost** | High cost per gallon; volatile costs | **Low cost per gallon; less volatile costs** |
| **Feedstock** | Corn, cassava, sugarcane, and other carbohydrates | **Abundant basic hydrocarbons; biomass and waste (future potential)** |
| **Arable Land** | Requires significant footprint; competes with food | **Small footprint** |
| **Growth** | Constrained in target regions | **High growth potential** |
| **Scale** | Typical size ~50 million gallons per year<br>World-scale ~100 million gallons per year | **>350 million gallons per year** |

**Celanese fuel ethanol technology breakthrough could create a paradigm shift for the industry**

139

# Celanese TCX™ technology: Significant growth and value potential

Celanese

## $50+ billion

**By 2020, equivalent of 50-60 Celanese plants required to meet projected global fuel ethanol growth**

- Ethanol is an advantaged fuel component – at the right price
- Global fuel ethanol demand expected to double over next 10 years
- Utilizing food-based feedstocks to meet growth not likely sustainable
- Initial target geographies ~1/3 of global ethanol growth

**Attractive Growth Opportunities**

## ~$60

**TCX™ ethanol today would be equivalent to gasoline produced at ~$60/bbl crude oil**

- Sustainable cost advantage
- Lower cost and volatility versus competing technologies
- TCX™ produced ethanol cash cost would be ~$1.50/gallon today

**TCX™ Advantage**

## IG+

**Targeting "industrial gas+" business model**

- Industrial Gas "Plus" (IG "plus") model delivers appropriate payback for:
  - Cost of capital
  - Operational excellence
  - PLUS advantaged technology
- Stable earnings profile

**Significant Potential Value**

* All growth and value projections regarding TCX™ ethanol technology are based on Celanese internal management current estimates and assumptions, including capital and raw material costs and availability, demand for ethanol, and continuing technology developments

140

# TCX™ provides potential access to fuel ethanol industry

Celanese

## Global Fuel Ethanol Demand


2020E Global Fuel
Ethanol Demand
(in million tpa)
Total Demand: 120 – 130 million tpa
2010 Global Fuel
Ethanol Demand
(in million tpa)
US / Brazil / EU
Growth
2010 Fuel
Ethanol
Demand
~60-70
Initial CE
Target
Geographies
ROW
~5-6
2010 Fuel
Ethanol
Demand
~60-70
Industrial

## Significant Opportunity for Celanese

- Global fuel ethanol demand forecasted to double in next 10 years
- Initial targeted geographies represent 1/3 of global growth
  - Initial opportunities primarily in Asia
- Target geographies have limited supply and arable land to meet demand growth
- TCX™ ethanol technology possesses leading cost position and scale in all targeted locations

**Advanced TCX™ ethanol technology provides opportunity to serve large and growing global fuel ethanol demand**

141

Sources: Hart Energy, Celanese internal management estimates

# Ethanol – at the right price – is an excellent fuel blendstock

Celanese

## Environmental Benefits

**Ethanol Benefits:**

- Advantaged high-octane blending component with superior environmental qualities
- Biodegradable
- Improved tailpipe emissions versus pure gasoline[1]:

| CO | GHGx | SOx |
|---|---|---|
| -10~30% | -12~19% | -46% |

**Challenges with Existing Technology:**

- Diverts arable land use from food supply to fuel

## Excellent Blendstock for Refiners

**Ethanol Benefits:**

- Accepted globally as a high-octane fuel blending component


Octane Rating of Key Components
110
106
102
98
94
90
Ethanol
Methanol
MTBE
Reformate
Aromatics
Alkylate

- Allows optimization of capital and operating costs

**Challenges with Existing Technology:**

- High, volatile feedstock and total cost


Cost Volatility²
TCX™
Sugar Cane
Corn
Cassava
Molasses
Gasoline

- Cost of existing technology historically exceeds benefits for refiners

**Ethanol is an excellent blendstock; TCX™ technology has potential to provide cost advantage to support global growth**

[1] US EPA, Argonne National Lab, China NDRC
[2] Volatility = standard deviation of historical cash costs of fuel ethanol based on various feedstock, on a $/Ton basis from 2007 to 2011

142

# Fermentation-based ethanol technology unlikely to meet demand growth

Celanese

## Rapid Growth of Fuel Ethanol Demand Expected

- Significant global desire for fuel ethanol driven by:
  - Energy security
  - Environment
  - Improving gasoline standards
  - Growth in liquid fuel demand in Asia
- Source of supply not yet identified

## Arable Land Issues Limit Food-Based Alternatives

- Arable land availability places constraints on growth of bio-based supply
- In the US, corn would have to displace ~38% of all other crops to achieve 2020 RFS[1] requirement given expected shortfall in other technologies[2]
- Arable acres of land per capita in Asia are expected to continue to significantly lag other regions (1/6 of North American productivity)

## Projected Ethanol Supply Shortfall

| (MMt)[3] | 2010 Supply | 2020 Demand | Gap |
|---|---|---|---|
| US | 40 | 49 | (9) |
| Brazil | 21 | 33 | (12) |
| EU | 3 | 11 | (8) |
| **Asia** | **3** | **25** | **(22)** |
| ROW | 2 | 7 | (5) |
| **Total** | **69** | **125** | **(56)** |

**Global fuel ethanol demand expected to double over next 10 years; Acute shortage in Asia**

[1] Renewable Fuel Standard (RFS)
[2] Celanese internal management estimates. RFS mandates 35B gallons of ethanol blending by 2020, although today's RFS does not allow more than 15B gallons of corn-based ethanol
[3] Hart Energy, Celanese internal management estimates

143

Refineries Countries / Governments Celanese TCX(tm) ethanol technology provides new solution to meet anticipated global needs Economic development and job creation Reduces dependence on foreign energy sources Utilizes abundant low-cost domestic resources Does not require government subsidies Provides high-octane blending component at a projected cost lower than today's alternatives Increases gasoline production at an advantaged price relative to crude- based gasoline Opportunity to reduce overall refinery cost and capital investment to meet octane requirements Diversifies raw material source Celanese TCX(tm) technology: Multiple benefits across the value chain

Needs Addressed by TCX(tm) Targeting regions most receptive to TCX(tm) offerings * CIVETS: Columbia, Indonesia, Vietnam, Egypt, Turkey and South Africa Initially targeting countries most receptive to the TCX(tm) value proposition Target Regions Large and/or growing gasoline demand Currently importing crude oil or gasoline to meet demands and desire for more domestic energy security Arable land preservation and food prices are a strategic priority Utilize abundant local resources (natural gas, coal, pet coke) for energy security Desire to improve tailpipe emissions (smog reduction) China India CIVETS* Australia

Large and/or growing gasoline demand Currently importing crude oil or gasoline to meet demands and desire for more domestic energy security Arable land preservation and food prices are a strategic priority Utilize abundant local resources (natural gas, coal, pet coke) for energy security Desire to improve tailpipe emissions (smog reduction) Desire to eliminate the need for government subsidies and preferences for liquid fuel feedstock choices TCX(tm) offers a new alternative for policy makers TCX(tm) technology allows for new legislative considerations in US, EU and Canada Target Regions China India CIVETS* Australia USA Canada * CIVETS: Columbia, Indonesia, Vietnam, Egypt, Turkey and South Africa Needs Addressed by TCX(tm)

# Celanese TCX™ technology: Significant growth and value potential

Celanese

## $50+ billion

**By 2020, equivalent of 50-60 Celanese plants required to meet projected global fuel ethanol growth**

- Ethanol is an advantaged fuel component – at the right price
- Global fuel ethanol demand expected to double over next 10 years
- Utilizing food-based feedstocks to meet growth not likely sustainable
- Initial target geographies ~1/3 of global ethanol growth

**Attractive Growth Opportunities**

## ~$60

**TCX™ ethanol today would be equivalent to gasoline produced at ~$60/bbl crude oil**

- Sustainable cost advantage
- Lower cost and volatility versus competing technologies
- TCX™ produced ethanol cash cost would be **~$1.50/gallon** today

**TCX™ Advantage**

## IG+

**Targeting "industrial gas+" business model**

- Industrial Gas "Plus" (IG "plus") model delivers appropriate payback for:
  - Cost of capital
  - Operational excellence
  - PLUS advantaged technology
- Stable earnings profile

**Significant Potential Value**

* All growth and value projections regarding TCX™ ethanol technology are based on Celanese internal management current estimates and assumptions, including capital and raw material costs and availability, demand for ethanol, and continuing technology developments

147

High Return Potential TCX(tm) Historical Advantage in Asia TCX(tm) technology has potential to provide favorable returns for producers and customers TCX(tm) ethanol would have provided advantage to customers and shareholders as a low-cost alternative to gasoline TCX(tm) ethanol today would be equivalent to gasoline at ~ $60/bbl crude oil One world-scale TCX(tm) facility would have delivered cumulative benefit of ~$1 billion for our customers Significant and sustainable value potential for customers; Appropriate return on invested capital for Celanese * Gasoline price is Platt's market gasoline price ex-Singapore. TCXTM price is the estimated full cost price to customers including appropriate Celanese return. Estimated TCX(tm) Price Range Gasoline Price

# TCX™ ethanol technology: Sustainable leading cost position

Celanese

## China Fuel Ethanol Cash Cost Comparison[1]


Current Cost
(Trailing 12 Months)
Average Historical Cost
(2007-2011)
Cash Cost ($ per gallon)
TCX™
Sugar Molasses Cane
Corn
Cassava
<7%
>80%
~10%
% of Current Supply[2]
TCX™
Sugar Molasses Cane
Corn
Cassava

## Sustainable Benefit

- TCX™ significantly advantaged today and would have been advantaged historically
- Rising food demand and increasing prices favor TCX™
- Lower cost volatility versus competing technologies

**TCX™ fuel ethanol cost today 25% to 35% advantaged versus alternatives**

[1] Celanese internal management estimates, available public information. TCX™ costs pro forma based on current and historical information

[2] Celanese internal management estimates; only grain/cassava-based fuel ethanol plants are approved in China (total >90%); remaining ~7% supply assumed to be from other ethanol sources (combination of molasses, sugar cane and grain raw materials)

149

# Expected to maintain leadership position versus emerging technologies

Celanese

## TCX™ versus Traditional and Emerging Technologies*


2005 - 2011 Average Cash Cost - China
CE Projected Cash Cost – China / US
Cash Cost ($ per gallon)
?
Traditional Technologies
TCX™
Corn
Sugar Cane
2nd Generation Technologies
Beyond 2nd Generation
Includes fermentation, cellulosic, syngas, gasification of municipal waste, etc.
Includes algae, etc.

## Challenges of Alternative Technologies

- Most emerging technologies at early stages - significant cost and scale challenges
- Logistics of cellulosic materials limit potential growth
- Low feedstock energy density of biomass, bio-waste, cellulosic materials and municipal waste create scale and cost challenges

**Significantly lower cost, larger scale, and flexible, abundant feedstock make TCX™ a reliable source to meet global demand**

* Celanese internal management estimates, publicly available information; 2nd Generation technologies costs are forecasted costs when technology is commercially available (~2015)

150

# Celanese TCX™ technology: Significant growth and value potential

Celanese

## $50+ billion

**By 2020, equivalent of 50-60 Celanese plants required to meet projected global fuel ethanol growth**

- Ethanol is an advantaged fuel component – at the right price
- Global fuel ethanol demand expected to double over next 10 years
- Utilizing food-based feedstocks to meet growth not likely sustainable
- Initial target geographies ~1/3 of global ethanol growth

**Attractive Growth Opportunities**

## ~$60

**TCX™ ethanol today would be equivalent to gasoline produced at ~$60/bbl crude oil**

- Sustainable cost advantage
- Lower cost and volatility versus competing technologies
- TCX™ produced ethanol cash cost would be ~$1.50/gallon today

**TCX™ Advantage**

## IG+

**Targeting "industrial gas+" business model**

- Industrial Gas "Plus" (IG "plus") model delivers appropriate payback for:
  - Cost of capital
  - Operational excellence
  - PLUS advantaged technology
- Stable earnings profile

**Significant Potential Value**

* All growth and value projections regarding TCX™ ethanol technology are based on Celanese internal management current estimates and assumptions, including capital and raw material costs and availability, demand for ethanol, and continuing technology developments

151

Focused Targeted business model enhances value creation Builds upon proprietary, advanced technology for the benefit of our customers in the fuel sector Protects Celanese's leading proprietary technology Celanese does not participate in global fuel ethanol distribution Advanced technology: Celanese focus Ethanol offtake and distribution Targeted model provides significant earnings growth potential Coal, natural gas, methanol, biomass and waste (future) Value Added Similar to industrial gas (IG) business model Fixed return on invested capital Compensated for operational excellence and reliability Raw material cost pass-through Guaranteed product offtake Additional value capture (IG "plus") Appropriate return for proprietary and advantaged technology

TCX(tm) Potential TCX(tm) technology potential TCX(tm) ethanol investments provide appropriate returns for Celanese customers and shareholders Ethanol investments do not provide favorable returns for customers or investors Existing and emerging ethanol technology can supply the growing demand Ethanol is a poor liquid fuel Perception Celanese TCX(tm) technology: A potential paradigm shift in ethanol production TCX(tm) provides an abundant source of low-cost ethanol that provides significant advantages Celanese TCX(tm) ethanol technology provides a viable, advantaged option to meet growing demand

Potential to significantly accelerate Celanese growth beyond 2013 Advanced Fuel Technologies: Accelerating growth and shareholder value Technology provides potential for low-cost alternative to meet world's growing need for clean burning motor fuels TCX(tm) offers compelling value proposition for customers TCX(tm) benefits are highly complimentary to the needs of target geographies TCX(tm) provides a new alternative that had not been considered in the existing legislation of some regions Significant Potential Value Attractive Growth Opportunities Advantaged Cost Position Targeted business model designed to yield appropriate ROIC Reduced earnings volatility with significant growth potential

Appendix

# Availability of arable land will impact biomass ethanol supply growth

Celanese

## 2010 – 2020E Global Arable Land Dynamics[1]


(Unit: billion hectares)
Decreased Land Demand
Increased Land Demand
Static demand of arable land for food leaving less land for fuel production in the next 10 years
~13.7
Productivity Improvement
Erosion/ Conversion[2]
Population Growth
Global Dietary Change
~13.6
2010 arable land for food (available/used)
2020E arable land for food (available/used)

## Challenges of Biomass in the U.S.[3]

- Between 2000-2010, usage of the corn crop for fuel ethanol has increased from 6% to 38%
  - Corn price has increased from \$1.85/bu to \$5.40/bu over same time period
- Corn would have to displace ~38% of all other crops to achieve 2020 RFS requirement if allowed to grow beyond 15 billion gallons limit

**Additional biomass ethanol supply likely to be at the expense of food**

[1] FAOSTAT; Celanese internal management estimates
[2] Net decrease of arable land due to erosion, urbanization and conversion
[3] USDA; The Wall Street Journal

156

Structured for Value Creation Steven Sterin Senior Vice President and Chief Financial Officer

Structured for value creation Improved capital structure Positioned to support growth Sustainable value creation from strategic affiliates Evolution of Celanese valuation

# Capital structure strategy

($ in millions)



Strategic Cash Reserve as of 3/31/11*
Approximately $600
Future Cash Generation
Targeted Strategic Cash Reserve
$500 - $1,000
Longer-Term
+
Debt Repayment
+
+
Strategic Opportunities
Current Level —
+
+
+
~$35 / yr
Dividends
Opportunistic —
Offset Dilution—
++
$20-30 / yr
Stock Repurchase

## Balanced Uses of Cash

- Priority use of cash – high return growth opportunities, M&A
- Deleveraging is a priority use of cash after growth initiatives
  - Moving toward investment grade target
  - Transactions over last 18 months moves company closer to objective

## Returning Cash to Shareholders

- Increased dividend 25% in 2010 and 20% in 2011
- Increased remaining share repurchase authorization to $200 million
- Offset equity compensation dilution
  - Additional opportunistic repurchases

* Ending cash on 03/31/2011 of $722 million less $100-$150 million of operating cash.

159

Improved maturity profile provides long-term financial flexibility Existing Term Loan September 2010 Issued Senior Unsecured Notes May 2011 Senior Unsecured Notes Revolver Capacity Note: Does not reflect maturities of capital leases, industrial revenue bonds, other bank obligations or affiliate borrowings. Excludes impact of amortization of deferred financing costs. Over $300 million of debt repayment Provides Celanese with long-term capital while maintaining ample liquidity Improving credit profile; more aligned with business portfolio quality Progressing towards investment grade target Transitioning from secured to unsecured with improved borrowing rates Recent Capital Structure Actions ($ in millions) ($ in millions) ($ in millions) Summer 2010 Maturity Profile Fall 2010 Maturity Profile After May 2011 Transaction

Credit Profile Strong and Improving Advantaged debt structure: Flexible, low cost, sustainable Net Debt/Operating EBITDA Borrowing rates at favorable end of high yield market Recent deals demonstrate broad access to capital markets Interest expense declines by ~$30 million in 2012 versus 2011 2005 average interest rate: 8.3% 2012 average interest rate: 6.2% Low Borrowing Cost No maintenance covenants No significant near term maturities Majority of debt is pre-payable Flexible Debt Enables Strategy Execution Operating EBITDA/Interest Cost Note: Average interest rate include all secured and unsecured debt and exclude capital leases

Structured for value creation Improved capital structure Positioned to support growth Sustainable value creation from strategic affiliates Evolution of Celanese valuation

Track record of generating significant cash * Defined as cash flow from operations less capital expenditures and change in net working capital plus growth and productivity investments Cash Generation ($ in millions) Advantaged technology - low capital intensity Strict financial discipline - strong investment returns Makeup of portfolio - Consumer Specialties cash flows relatively insensitive to economy Geographic end-use diversity - not overly exposed to one product or region Strategic affiliates - additional cash and earnings Drivers of Cash Generation Fiscal discipline and execution culture delivered ~$3 billion of investible cash flows over last five years Free Cash Flow before Strategic Investments* Divestitures

Low High Balanced approach: High-return reinvestments and returning cash to shareholders Return on Capital Deployed/ Value Creation Shareholder Returns through Cash Deployment (2005-2010)* Return of Capital and Capital Structure Strategic Investments Productivity Growth Acquisitions Total debt repayments/refinancing Dividends and share buy back * Includes impact of May 2011 refinancing Difficulty of Realizing Value/ Skills or Competencies Required Low High Balanced deployment of cash to maximize shareholder value $930 $440 $510 $980 $1,160

Investments result in significant earnings growth Balanced deployment of cash to maximize shareholder value 2005 - 2010 Total strategic investments: ~$1.9 Billion Total earnings power improvement2: ~$650 million Average ROIC >25% 1 Includes impact of May 2010 refinancing 2 Operating EBITDA improvement (2012E vs. 2004)

# Consistently delivering high returns for shareholders through cash deployment

Celanese

## Celanese ROIC – WACC Spread versus Industry Average


ROIC – WACC Spread %
4.3%
5.6%
7.9%
6.6%
1.4%
6.3%
2005
2006
2007
2008
2009
2010
Celanese
Industry Average

## 2005-2010 ROIC – WACC Spread


ROIC – WACC Spread %
5.4%
4.3%
2.1%
2.0%
2.9%
Celanese
Specialty Chemicals
Commodity Chemicals
Industrial Gases
Average

**Technology advantage + Fiscal discipline + Capital efficiency = High ROIC**

Note: Specialty Chemicals companies include DuPont, Ecolab, FMC, Nalco and Rockwood. Commodity Chemicals companies include Dow, Eastman, Georgia Gulf, Methanex and Westlake. Industrial Gases companies include Airgas, Air Products and Praxair

Source: FactSet data systems (April 2011), First Call

166

Capital Spending by Category Efficient capital spending Note: Excludes Kelsterbach plant relocation Maintain Plant Other Growth Nanjing Productivity ~$300 million per year in capital achieves 2013 target; Additional capital to address growth opportunities

Positioned for growth Efficient and properly timed capacity investments create platform for future growth AEM Nanjing GUR/LFT EU POM Fortron PPS Consumer Specialties Nantong flake/tow Industrial Specialties Edmonton EVA Nanjing VAE Acetyl Intermediates Nanjing acetic acid to 1,200 kta Replaced higher cost capacity AEM Consumer Specialties Industrial Specialties Acetyl Intermediates Higher cost facilities 32% increase 8% increase 28% increase 16% increase Celanese Production Capacity Increases Major Capacity Expansions

Diversified manufacturing footprint Shift towards Asia Improved proximity to emerging regions Expanded footprint in lower cost geographies Enhanced ability for strategic raw material sourcing Optimizing asset utilization Realign assets to increase efficiency Leading technology Continuous productivity Change in Asset Intensity (2005 - 2011)* Americas Europe Asia More from Less Growth in Operating EBITDA/Asset Efficiency * Includes announced Spondon closure; ARV defined as current estimated replacement value of manufacturing assets based on Celanese internal management estimates Stronger earnings power with improved asset intensity Change in Fixed Asset Replacement Value ($ in millions) Operating EBITDA/ Asset Replacement Value Economic Downturn 2005 2006 2007 2008 2009 2010 2011E 2012E 2013E 1 1.23 1.43 1.14 0.88 1.46 1.76 1.94 2.03 Indexed to 2005 (1,000) (500) 0 500 1,000

Structured for value creation Improved capital structure Positioned to support growth Sustainable value creation from strategic affiliates Evolution of Celanese valuation

Strategic affiliates add to technology and specialty materials capability Strategic affiliates add significant value to the Celanese portfolio 1 Determined through Celanese internal management estimates of revenues from our China cost method investments 2 Excludes intersegment sales and includes Other Activities

Strategic affiliates are complementary and extend specialty materials franchises Strategic affiliates have similar earnings growth and business model as Celanese businesses Post start-up of POM facility in Ibn Sina

Acetate position in China continues to strengthen portfolio Expansions lead to growth in earnings and dividends 12 expansions since China ventures started in 1986 April 2010 - Government approved latest expansion and extension of agreement Multiple Venture Facilities Zhuhai Cellulose Fibers Co., Ltd. Kunming Cellulose Fibers Co., Ltd Nantong Cellulose Fibers Co., Ltd Strong Partnership for Future Growth Dividend Reinvestment* Acetate Dividends ($ in millions) *Celanese internal management estimates

# AEM Affiliates – Overview

Celanese

## Total Affiliate Revenue and EBITDA



Affiliate Revenue
($ in millions)
3,000
2,000
1,000
0
2006
2007
2008
2009
2010
Affiliate EBITDA
($ in millions)
1,000
500
0
2006
2007
2008
2009
2010

## Key Observations

- Strong history of sales and earnings growth
- Rapid recovery from 2009 global economic recession
- Advantaged raw material position with Ibn Sina - hedge earnings volatility
- Negative net debt $11 million

## AEM Strategic Affiliates Footprint



Korean Engineered Plastics
Ulsan, Korea
Polyplastics
Fuji City, Japan
Polyplastics
Nantong, China
Polyplastics
Kaohsiung, Taiwan
Ibn Sina
Al Jubail, Saudi Arabia
Polyplastics
Kuantan, Malaysia
Fortron
North Carolina, USA
(Not pictured)

**Well positioned to capture growth opportunities in emerging regions**

Source: Celanese internal management estimates, based on unaudited similar information; See Reg G reconciliation in appendix

174

Polyplastics - A Celanese and Daicel Venture AEM - Polyplastics Highlights Established in 1964 Regional Sales - 100% Asia (50% Japan; 50% ROA) Japan, Malaysia, Taiwan, China Key Products: POM, LCP, PBT, PPS Applications: Automotive, electronics, durable white goods Strategic Objectives: Build upon technology and Asia regional growth Extend leadership capabilities through innovation Invest to support demand growth Source: Celanese internal management estimates

Ibn Sina - A Venture between Celanese, SABIC and Duke Energy AEM - Ibn Sina Highlights Established in 1981 Regional Sales - 55% ME; 25% Asia, 20% EU Manufacturing: Saudi Arabia Key Products: Methanol, MTBE, POM (2014) Strategic Objectives: Low cost leadership in methanol and MTBE Platform for downstream investments (POM) Strategic Drivers Benefits to Celanese Recent Strategic Action Constructing a 50 kta POM facility in the Middle East Increases our economic interest in venture from 25% to 32.5% at POM launch Extends venture until 2032 Extends 30-year relationship Mitigates impact of raw material and energy volatility Protects future dividend stream Provides additional capacity for future growth in engineered resins Increased earnings with increased economic interest <6X expected multiple post POM construction Source: Celanese internal management estimates

Fortron Industries - A venture between Celanese and Kureha Corporation Korea Engineering Plastics - A venture between Celanese, Mitsubishi Gas and Mitsubishi Corporation AEM - Affiliates Strategy Highlights Established in 1992 Regional Sales - 60% NA/EU; 40% Asia Manufacturing: Wilmington, North Carolina, USA Key Product: PPS Strategic Objectives: Maintain PPS technology leadership; build on Kureha partnership Growth through innovation; invest in support of growth Secure sustainable competitive cost position Established in 1999 Regional Sales - 50% Korea; 25% NA/EU; 25% ROA Manufacturing: Ulsan, South Korea Key Product: POM, PBT and Nylon compounding Strategic Objectives: Value oriented market approach - high quality Maintain future dividend stream Source: Celanese internal management estimates

Hidden Value of Strategic Equity Affiliates ($ in millions)2 Significance of Strategic Equity Affiliates Proportional Affiliate EBITDA >$100 million annual EBITDA in strategic affiliates not reflected in Operating EBITDA Proportional Affiliate EBITDA not included in CE 2010 Operating EBITDA $106 Enterprise value of unreported Affiliate EBITDA (Using CE EV/EBITDA multiple of 7.9X) $837 Less: Proportional net debt of affiliates $7 Hidden Equity Value of Affiliates ~$830 Additional value in affiliates Additional value of strategic affiliates >$5 per share 3 year average total affiliate contribution / Pretax income DOW CE ALB APD CYT DD PX PPG FMC LZ CE portion EBITDA 0.551393728 0.359 0.113389759 0.103547744 0.08478803 0.043326092 0.019249656 0.015248227 0.009854015 0.007142446 0.146 Equity investments Cost investments Source: Thomson FirstCall, April 29, 2011 1 Full year 2009 excludes a one-time tax benefit of $19 million 2 Strategic equity affiliates exclude Infraserv 1

Structured for value creation Improved capital structure Positioned to support growth Sustainable value creation from strategic affiliates Evolution of Celanese valuation

Celanese value proposition: an attractive investment for shareholders 10-15% Earnings Growth Industrial Ethanol Advanced Fuel Technologies Potential of Significant Opportunity in Fuels Additional Value of Industrial Ethanol Accelerating Value of Current Businesses Growth greater than global GDP Strong presence in emerging regions Innovative solutions in demanding applications Strong conversion to earnings Relentless focus on productivity Leading technology positions Breakthrough technology Lowest conversion cost with feedstock optionality Synergistic with existing acetyls business On the path to commercialization Capture Asia growth Attractive return expectations Breakthrough technology Addresses tomorrow's needs today Significant growth opportunity Game-changing economics to meet unsatisfied demand Value for customers; attractive returns for Celanese shareholders

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